Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT JOINDER

March 17, 2023

Each of Dean Kehler and Cooper Road, LLC (each a “Major Sponsor Holder” and, together, the “Major Sponsor Holders”) and the other parties listed on Schedule A attached hereto (each, including the Major Sponsor Holders, a “Sponsor Holder,” and collectively, the “Sponsor Holders”), severally and not jointly, is executing and delivering this joinder (this “Joinder”) pursuant to the Amended and Restated Registration Rights Agreement, dated as of March 17, 2023 (as the same may hereafter be amended, restated, supplemented or otherwise modified, the “Registration Rights Agreement”), by and among NioCorp Developments Ltd. (the “Company”), GX Acquisition Corp. II, GX Sponsor II LLC, a Delaware limited liability company (the “Sponsor”), and the other persons or entities named as parties therein. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Registration Rights Agreement.

By executing and delivering this Joinder to the Company, and upon acceptance hereof by the Company upon the execution of a counterpart hereof, each Sponsor Holder hereby agrees, severally but not jointly, to become a party to, to be bound by, and to comply with the Registration Rights Agreement as a “Holder of Registrable Securities” in the same manner as if such Sponsor Holder were an original signatory to the Registration Rights Agreement (and shall also constitute a “Sponsor Member” and a “Permitted Transferee” of the Sponsor under the Registration Rights Agreement), and any and all Common Shares, warrants and any other securities of the Company (collectively, the “New Securities”) distributed (each such distribution, a “Distribution”) to each Sponsor Holder on or after the date hereof shall be included as, and shall constitute, Registrable Securities under the Registration Rights Agreement, and any such Distribution shall not result in the New Securities ceasing to be Registrable Securities.

Pursuant to Section 6.2.2 of the Registration Rights Agreement, the Sponsor hereby unconditionally transfers, assigns, conveys and delivers to the Sponsor Holders, and each Sponsor Holder hereby unconditionally acquires, accepts and assumes, severally and not jointly, all of the rights of the “Sponsor” set forth in the Registration Rights Agreement with respect to, and to the extent of, such Sponsor Holder’s New Securities, and each Sponsor Holder shall be considered the “Sponsor” for purposes of the Registration Rights Agreement with respect to, and to the extent of, such Sponsor Holder’s New Securities, subject to the further clarifications that:

(i)	for purposes of Section 2.1.3 of the Registration Rights Agreement, the limitation in the proviso thereof shall apply to the Sponsor (to the extent it remains in existence after a Distribution) and the Sponsor Holders, measured collectively;

(ii)	for purposes of the third to last sentence of Section 2.1.4 of the Registration Rights Agreement and for purposes of Section 2.4.5 of the Registration Rights Agreement, the limitation shall apply to the Sponsor (to the extent it remains in existence after a Distribution) and the Sponsor Holders, measured collectively;

(iii)	for purposes of Section 3.1.2 of the Registration Rights Agreement, the percentage shall apply to the Sponsor (to the extent it remains in existence after a Distribution) and the Sponsor Holders, measured collectively; and

(iv)	the Sponsor (to the extent it remains in existence after a Distribution) and the Sponsor Holders each shall be included in the definition of “Demanding Holder”;

provided, that (1) the Sponsor and each of the Sponsor Holders agree that, without the consent of the Major Sponsor Holders, only the Major Sponsor Holders may initiate the rights provided to the Sponsor and the Sponsor Holders pursuant to Section 2.1.3, Section 2.1.4 and Section 2.4.5 of the Registration Rights Agreement and only the Major Sponsor Holders may initiate an Underwritten Shelf Takedown, a Block Trade or an Other Coordinated Offering as a Demanding Holder, and (y) this Joinder shall not modify, limit or otherwise affect any rights of the Sponsor Manager under the Registration Rights Agreement, including in Sections 6.2.2, 6.6 and 6.7 of the Registration Rights Agreement.

[signature pages follow]

Accordingly, the undersigned have executed and delivered this Joinder as of the date first written above.

By:_/s/ James W. Harpel___________

Name: James W. Harpel

[Signature Page to Registration Rights Agreement Joinder]

Accordingly, the undersigned have executed and delivered this Joinder as of the date first written above.

By:/s/ Arthur Baer________________

Name: Arthur Baer

[Signature Page to Registration Rights Agreement Joinder]

Accordingly, the undersigned have executed and delivered this Joinder as of the date first written above.

EQUITY TRUST COMPANY

CUSTODIAN FBO ARTHUR D. BAER ROTH IRA

By:/s/ Arthur Baer________________

Name: Arthur Baer

Title: Authorized Signatory

[Signature Page to Registration Rights Agreement Joinder]

Accordingly, the undersigned have executed and delivered this Joinder as of the date first written above.

By:/s/ Andrea J. Kellett____________

Name: Andrea J. Kellett

[Signature Page to Registration Rights Agreement Joinder]

Accordingly, the undersigned have executed and delivered this Joinder as of the date first written above.

HW 2015 Trust U/A 7/23/15

By:_/s/ Elaine Weinberger_________

Name: Elaine Weinberger, Trustee

Title: Authorized Signatory

[Signature Page to Registration Rights Agreement Joinder]

Accordingly, the undersigned have executed and delivered this Joinder as of the date first written above.

COOPER ROAD, LLC

By:/s/ Jay R. Bloom______________

Name: Jay R. Bloom

Title: Managing Member

[Signature Page to Registration Rights Agreement Joinder]

Accordingly, the undersigned have executed and delivered this Joinder as of the date first written above.

By:/s/ Jordan S. Bloom____________

Name: Jordan S. Bloom

[Signature Page to Registration Rights Agreement Joinder]

Accordingly, the undersigned have executed and delivered this Joinder as of the date first written above.

COOPER ROAD ACQUISITION, LLC

By:_/s/ Jordan S. Bloom___________

Name: Jordan S. Bloom

Title: Sole Member

[Signature Page to Registration Rights Agreement Joinder]

Accordingly, the undersigned have executed and delivered this Joinder as of the date first written above.

ELIZABETH KEHLER 2012 TRUST

By:_/s/ Dean C. Kehler____________

Name: Dean C. Kehler

Title: Co-Trustee, Authorized

Signatory

[Signature Page to Registration Rights Agreement Joinder]

Accordingly, the undersigned have executed and delivered this Joinder as of the date first written above.

By:_/s/ Dean C. Kehler____________

Name: Dean C. Kehler

[Signature Page to Registration Rights Agreement Joinder]

Accordingly, the undersigned have executed and delivered this Joinder as of the date first written above.

By:_/s/ Michael G. Maselli__________

Name: Michael G. Maselli

[Signature Page to Registration Rights Agreement Joinder]

Accordingly, the undersigned have executed and delivered this Joinder as of the date first written above.

By:_/s/ Marc Mazur_______________

Name: Marc Mazur

[Signature Page to Registration Rights Agreement Joinder]

Accordingly, the undersigned have executed and delivered this Joinder as of the date first written above.

AJA PARTNERS LLC

By:_/s/ Leon Wagner______________

Name: Leon Wagner

Title: Manager

[Signature Page to Registration Rights Agreement Joinder]

Accordingly, the undersigned have executed and delivered this Joinder as of the date first written above.

CORBIN ERISA OPPORTUNITY FUND, LTD.

By: Corbin Capital Partners, L.P., its Investment Manager

By:_/s/ Daniel Friedman___________

Name: Daniel Friedman

Title: General Counsel

[Signature Page to Registration Rights Agreement Joinder]

Accordingly, the undersigned have executed and delivered this Joinder as of the date first written above.

ACM ALAMEDA SPECIAL PURPOSE INVESTMENT FUND II LP

By:_/s/ Ivan Zinn_________________

Name: Ivan Zinn

Title: Authorized Signatory

[Signature Page to Registration Rights Agreement Joinder]

Accordingly, the undersigned have executed and delivered this Joinder as of the date first written above.

CORBIN OPPORTUNITY FUND, L.P.

By: Corbin Capital Partners, L.P., its Investment Manager

By: /s/ Daniel Friedman___________

Name: Daniel Friedman

Title: General Counsel

[Signature Page to Registration Rights Agreement Joinder]

Accordingly, the undersigned have executed and delivered this Joinder as of the date first written above.

ATALAYA SPECIAL PURPOSE INVESTMENT FUND II L.P.

By:_/s/ Ivan Zinn_________________

Name: Ivan Zinn

Title: Authorized Signatory

[Signature Page to Registration Rights Agreement Joinder]

Agreed and Accepted:
NioCorp Developments Ltd.

By: _/s/ Neal Shah_________________
Name: Neal Shah Title: Chief Financial Officer

[Signature Page to Registration Rights Agreement Joinder]

Schedule A

1.	Cooper Road, LLC
2.	Cooper Road Acquisition, LLC
3.	Dean C. Kehler
4.	Elizabeth Kehler 2012 Trust
5.	Michael G. Maselli
6.	Jordan S. Bloom
7.	Andrea J. Kellett
8.	Arthur Baer
9.	Equity Trust Company Custodian FBO Arthur D. Baer ROTH IRA
10.	James Harpel
11.	HW 2015 Trust u/a 7/23/15, Elaine Weinberger, Trustee
12.	Marc Mazur
13.	AJA Partners LLC
14.	Atalaya Special Purpose Investment Fund II L.P.
15.	ACM Alameda Special Purpose Investment Fund II LP
16.	Corbin ERISA Opportunity Fund, Ltd.
17.	Corbin Opportunity Fund, L.P.